UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2020

D.R. Horton, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14122	75-2386963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1341 Horton Circle, Arlington, Texas 76011

(Address of principal executive offices)

(817) 390-8200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $.01 per share	DHI	New York Stock Exchange
5.750% Senior Notes due 2023	DHI 23A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

Contribution of Shares for Tax and Estate Planning.

On October 13, 2020, D.R. Horton, Inc. (the “Company”) reported that Donald R. Horton (“Mr. Horton”), the Company’s Chairman of the Board, and Mr. Horton’s wife, Martha Elizabeth Horton (“Mrs. Horton”) contributed 23,903,508 shares of the Company’s common stock (the “Contributed Shares”) held by them as individuals to the Horton Family Limited Partnership (“Horton Family Partnership”) for tax and estate planning purposes, effective October 5, 2020.

The Horton Family Partnership is managed by Horton Family GP, L.L.C., (“Horton Family General Partner”) as general partner. The two managing members of the Horton Family General Partner are the two adult sons of Mr. Horton and Mrs. Horton, Donald Ryan Horton (“Ryan Horton”) and Douglas Reagan Horton (“Reagan Horton”). Mr. Horton and Mrs. Horton are the only two limited partners in the Horton Family Partnership.

Effective October 5, 2020, as a result of the contribution of the Contributed Shares to the Horton Family Partnership, the Horton Family Partnership directly beneficially owns the Contributed Shares and Horton Family General Partner, Ryan Horton, and Reagan Horton are indirect beneficial owners of the Contributed Shares with the shared power to direct the voting and disposition of the Contributed Shares. In their capacities as the limited partners of Horton Family Partnership, Mr. Horton and Mrs. Horton collectively own a 99.99% limited partner interest in the assets in the Horton Family Partnership, including the Contributed Shares. In addition, Mr. Horton and Mrs. Horton beneficially own 628,200 Shares that Mr. Horton could acquire by the vesting of restricted stock units or exercise of stock options on or within 60 days after October 5, 2020.

The Company is providing this information to assist our investors and our shareholders in understanding the structural changes related to beneficial ownership resulting from the contribution of the Contributed Shares by Mr. Horton and Mrs. Horton for tax and estate planning purposes.

The contribution of the Contributed Shares and the results thereof have been reported on Schedule 13D/A, Schedule 13G and Form 4, as applicable, on October 13, 2020. The contribution of the Contributed Shares discussed herein did not involve the sale of any of the Contributed Shares by Mr. Horton, Mrs. Horton or any of the entities discussed herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

D.R. Horton, Inc.

Date: October 13, 2020	By:	/s/ THOMAS B. MONTAÑO
THOMAS B. MONTAÑO
Vice President and Corporate Secretary

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